Finance Expense	12 Months Ended
Dec. 31, 2025
Finance Cost [Abstract]
Finance Expense

20	FINANCE INCOME (EXPENSE)

	For the years ended
	December 31, 2025	December 31, 2024
Interest expense (i)	($1.0)	($4.1)
Interest income	14.8	12.6
Lease liability interest (i)	—	(1.4)
Accretion on reclamation provision	(9.6)	(8.9)
Deferred payment accretion (Note 7)	2.2	—
Other (i)	—	(2.0)
	$6.4	($3.8)
(i) During the year ended December 31, 2025, $24.9 million of interest was capitalized in mineral property, plant and equipment (year ended December 31, 2024 - $11.3 million). Capitalized interest is inclusive of non-cash accretion on deferred revenue (Note 14).Total interest paid, including interest capitalized, during year ended December 31, 2025 was $18.4 million (year ended December 31, 2024 - $9.5 million). The capitalization rate used to determine the amount of borrowing costs eligible for capitalization was 6.32% (December 31, 2024- 7.03%).